POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/ Donald E. Nickelson
Dated:     December 16, 1997                 ----------------------------------
                                             Donald E. Nickelson

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                            /s/ Peter S. Finley
Dated:     December 16, 1997                 ----------------------------------
                                             Peter S. Finley

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                             /s/ Jeffrey L. Fox
Dated:     December 16, 1997                 ----------------------------------
                                             Jeffrey L. Fox

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/ Samuel A. Hamacher
Dated:     December 16, 1997                 ----------------------------------
                                             Samuel A. Hamacher

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/ Paul W. Jones
Dated:     December 16, 1997                 ----------------------------------
                                             Paul W. Jones

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/ Jerry E. Ritter
Dated:     December 16, 1997                 ----------------------------------
                                             Jerry E. Ritter

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/ Joseph F. Shaughnessy
Dated:     December 16, 1997                 ----------------------------------
                                             Joseph F. Shaughnessy

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/ Robert L. Virgil
Dated:     December 16, 1997                 ----------------------------------
                                             Robert L. Virgil

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of OmniQuip International, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                             /s/  P. Enoch Stiff
Dated:     December 16, 1997                 ----------------------------------
                                             P. Enoch Stiff